TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Institutional Money Market Fund

TDAM Institutional Municipal Money Market Fund

(All Classes)

Supplement dated July 17, 2012 to the Prospectuses

dated February 28, 2012, as supplemented to date (each, a “Prospectus”)

The section of each Prospectus entitled “SUMMARY – TDAM Institutional Money Market Fund – Investment Strategies” is amended by adding the following disclosure after the second sentence of the third paragraph of such section:

The Institutional Money Market Fund may also invest in short-term, high quality obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (“municipal securities”). The municipal securities in which the Institutional Money Market Fund may invest include variable rate demand notes (VRDNs), which are obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. Although the income from many municipal securities is exempt from regular federal income tax, the Institutional Money Market Fund may invest in taxable municipal securities. The Institutional Money Market Fund does not anticipate that its investments in tax-exempt municipal securities will reach the level required by applicable law to permit it to make distributions to shareholders that are, in whole or in part, exempt from regular federal income tax.

The section of each Prospectus entitled “SUMMARY – TDAM Institutional Municipal Money Market Fund – Investment Strategies” is amended by adding the following disclosure to the end of the third paragraph of such section:

The municipal securities in which the Institutional Municipal Fund may invest include variable rate demand notes (VRDNs), which are obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days.

The sections of each Prospectus entitled “SUMMARY – TDAM Institutional Money Market Fund – Principal Risks” and “SUMMARY – TDAM Institutional Municipal Money Market Fund – Principal Risks” are amended by adding the following risk factor to each such section:

Municipal Securities Risk – Municipal securities can be significantly affected by unfavorable economic, legislative or political developments and adverse changes in the financial conditions of issuers. Liquidity in the municipal securities market can be reduced unpredictably in response to overall economic conditions or credit tightening.

NOT FDIC INSURED – NO BANK GUARANTEE – MAY LOSE VALUE

(please turn over)

The section of each Prospectus entitled “DETAILS ABOUT THE FUNDS – Investment Strategies – Institutional Money Market Fund” is amended by adding the following disclosure after the second sentence of such section:

The Institutional Money Market Fund may also invest in short-term, high quality obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (“municipal securities”). The municipal securities in which the Institutional Money Market Fund may invest include variable rate demand notes (VRDNs), which are obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. Although the income from many municipal securities is exempt from regular federal income tax, the Institutional Money Market Fund may invest in taxable municipal securities. The Institutional Money Market Fund does not anticipate that its investments in tax-exempt municipal securities will reach the level required by applicable law to permit it to make distributions to shareholders that are, in whole or in part, exempt from regular federal income tax.

The section of each Prospectus entitled “DETAILS ABOUT THE FUNDS – Investment Strategies – Institutional Municipal Fund” is amended by adding the following disclosure at the end of the first paragraph of such section:

The municipal securities in which the Institutional Municipal Fund may invest include variable rate demand notes (VRDNs), which are obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days.

The section of the Institutional Class and Institutional Service Class Prospectus entitled “DETAILS ABOUT THE FUNDS – Principal Risks – Institutional Money Market Fund and Institutional Municipal Fund” is amended by adding the following paragraph:

Each of the Institutional Money Market Fund and Institutional Municipal Fund may also invest a significant portion of its assets in municipal securities, and will be subject to risks associated with municipal securities. Municipal securities can be significantly affected by unfavorable economic, legislative or political developments and adverse changes in the financial conditions of issuers. Liquidity in the municipal securities market can be reduced unpredictably in response to overall economic conditions or credit tightening.

The section of the Commercial Class Prospectus entitled “DETAILS ABOUT THE FUNDS – Principal Risks – Institutional Money Market Fund” is amended by adding the following paragraph:

The Institutional Money Market Fund may also invest a significant portion of its assets in municipal securities, and will be subject to risks associated with municipal securities. Municipal securities can be significantly affected by unfavorable economic, legislative or political developments and adverse changes in the financial conditions of issuers. Liquidity in the municipal securities market can be reduced unpredictably in response to overall economic conditions or credit tightening.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

®/ The TD logo and other trade-marks are the property of The Toronto-Dominion Bank or a wholly-owned subsidiary, in Canada and/or other countries.